THE ROWE COMPANIES AND WHOLLY-OWNED SUBSIDIARIES                      EXHIBIT 99
CONSOLIDATED BALANCE SHEETS
MARCH 2, 2003

                                                                 HISTORICAL
                                                    -----------------------------------
                                                       THE ROWE           THE MITCHELL        PRO FORMA
                                                       COMPANIES            GOLD CO.          ADJUSTMENTS               PRO FORMA
                                                    ---------------     ---------------     ---------------          --------------
                                                                                    (in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents                           $         3,943     $             -     $        (1,591)(10)     $        2,352
Restricted cash collateralizing letters of credit             1,938                   -               2,000 (5)               3,938
Accounts receivable                                          23,445               6,442                 598 (1)              17,601
Notes receivable                                                133                   -                   -                     133
Tax refunds receivable, net                                       -                   -               1,742 (10)              1,742
Inventories                                                  37,965               5,699                 480 (2)              32,746
Deferred income taxes                                         2,122                   -                   -                   2,122
Prepaid expenses and other                                    2,916                 457                   -                   2,459
                                                    ---------------     ---------------     ---------------          --------------
  Total current assets                                       72,462              12,598               3,229                  63,093
                                                    ---------------     ---------------     ---------------          --------------
PROPERTY AND EQUIPMENT                                       50,408               7,033                   -                  43,375
                                                    ---------------     ---------------     ---------------          --------------
OTHER ASSETS
Goodwill, net of amortization                                40,565              26,340                   -                  14,225
Other noncurrent asets                                       12,077                  21                (392) (6)             11,664
                                                    ---------------     ---------------     ---------------          --------------
  Total other assets                                         52,642              26,361                (392)                 25,889
                                                    ---------------     ---------------     ---------------          --------------
                                                    $       175,512     $        45,992     $         2,837          $      132,357
                                                    ===============     ===============     ===============          ==============
LIABILITIES
CURRENT LIABILITIES
Current maturities of long-term debt                $        29,745     $           255     $       (13,909) (3)     $       15,581
Accounts payable and accrued liabilities                     25,203               3,875                 640  (1),(4)         21,968
Payment due under earn-out obligation                        12,800                   -             (12,800) (4)                  -
Income taxes payable                                          1,372                   -                   -                   1,372
Customer deposits                                            10,988                   -                   -                  10,988
                                                    ---------------     ---------------     ---------------          --------------
  Total current liabilities                                  80,108               4,130             (26,069)                 49,909

LONG-TERM DEBT                                               41,313               4,600              (8,296) (3)             28,417
DEFERRED COMPENSATION AND OTHER LIABILITIES                   5,220                   -                  34  (7)              5,254
                                                    ---------------     ---------------     ---------------          --------------
  Total liabilities                                         126,641               8,730             (34,331)                 83,580
                                                    ---------------     ---------------     ---------------          --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
COMMON STOCK                                                 16,585                   -                   -                  16,585
CAPITAL IN EXCESS OF PAR VALUE                               23,083              30,800              30,800 (8)              23,083
RETAINED EARNINGS                                            32,226               6,462               6,368 (8),(9)          32,132
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                (1,067)                  -                   -                  (1,067)
LESS TREASURY STOCK                                         (21,956)                  -                   -                 (21,956)
                                                    ---------------     ---------------     ---------------          --------------
  Total stockholders' equity                                 48,871              37,262              37,168                  48,777
                                                    ---------------     ---------------     ---------------          --------------
                                                    $       175,512     $        45,992     $         2,837          $      132,357
                                                    ===============     ===============     ===============          ==============

THE ROWE COMPANIES AND WHOLLY-OWNED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 2, 2003

(1)  Reverse elimination of intercompany trade payables/receivables
(2) Reverse elimination of intercompany profit on retail inventory purchased from Mitchell Gold
(3)  Paydown of long-term debt with net proceeds of sale
(4)  Payout of earn-out obligation
(5)  Sale proceeds deposited to collateralize letter of credit for contingencies
(6)  Write-off deferred fees associated with loan reductions
(7)  Eliminate deferred taxes at MG
(8)  Eliminate MG equity
(9)  Recognize loss on sale, net of taxes, of $94
(10) The Company utilized cash on hand to fund certain expenses of the sale. The cash will be recovered by collection of the tax refund due from the sale.

THE ROWE COMPANIES AND WHOLLY-OWNED SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 1, 2002
(UNAUDITED)

                                                               Historicals
                                                    -----------------------------------
                                                        The Rowe          The Mitchell         Pro Forma               Pro Forma
                                                        Companies           Gold Co.          Adjustments
                                                    -------------------------------------------------------------------------------
                                                                         (in thousands, except per share amounts)

Net shipments                                       $       334,610     $        71,614     $         7,088  a       $      270,084
Cost of shipments                                           219,299              52,974               6,642  a, b           172,967
                                                    ---------------     ---------------     ---------------          --------------
  Gross profit                                              115,311              18,640                 446                  97,117
Selling and administrative expenses                         104,310               9,606                   -                  94,704
Retail restructuring and other charges                        2,351                   -                   -                   2,351
                                                    ---------------     ---------------     ---------------          --------------
  Operating income (loss)                                     8,650               9,034                 446                      62
Interest expense                                             (5,980)             (1,664)                (73) c               (4,389)
Other income, net                                             1,519                   1                   -                   1,518
                                                    ---------------     ---------------     ---------------          --------------
  Earnings (loss)                                             4,189               7,371                 373                  (2,809)
Tax expense (benefit)                                         2,169               2,990                 142  d                 (679)
                                                    ---------------     ---------------     ---------------          --------------

Net earnings (loss)                                 $         2,020     $         4,381     $           231          $       (2,130)
                                                    ===============     ===============     ===============          ==============

Net earnings (loss) per common share                $          0.15                                                  $        (0.16)
                                                    ===============                                                  ==============

  Weighted average common shares                             13,152                                                          13,152
                                                    ===============                                                  ==============
Net earnings (loss) per common share assuming
 dilution                                           $          0.15                                                  $        (0.16)
                                                    ===============                                                  ==============

Weighted average common shares and equivalents               13,193                                                          13,193
                                                    ===============                                                  ==============

pro forma adjustments:
a) add back net intercompany sales from/to Mitchell Gold eliminated in The Rowe Companies' consolidated totals
b) add back elimination of gross profit on Mitchell Gold product held by Storehouse
c) adjust interest to reflect rate differences on interest paid down compared to interest allocated to Mitchell Gold
d)   tax effect of above adjustments at 38%

THE ROWE COMPANIES AND WHOLLY-OWNED SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 2, 2003
(UNAUDITED)

                                                               Historicals
                                                    -----------------------------------
                                                        The Rowe          The Mitchell         Pro Forma              Pro Forma
                                                        Companies           Gold Co.          Adjustments
                                                    ------------------------------------------------------------------------------
                                                                         (in thousands, except per share amounts)
Net shipments                                       $        78,428     $        16,467     $         1,758 a        $       63,719
Cost of shipments                                            52,131              12,477               1,723 a, b             41,377
                                                    ---------------     ---------------     ---------------          --------------
  Gross profit                                               26,297               3,990                  35                  22,342
Selling and administrative expenses                          25,013               2,330                   -                  22,683
                                                    ---------------     ---------------     ---------------          --------------
  Operating income (loss)                                     1,284               1,660                  35                    (341)
Interest expense                                             (1,647)               (312)                 13 c                (1,322)
Other income, net                                               395                   -                   -                     395
                                                    ---------------     ---------------     ---------------          --------------
  Earnings (loss) before taxes                                   32               1,348                  48                  (1,268)
Tax expense (benefit)                                            30                 512                  18 d                  (464)
                                                    ---------------     ---------------     ---------------          --------------

Net earnings (loss)                                 $             2     $           836     $            30          $         (804)
                                                    ===============     ===============     ===============          ==============

Net earnings (loss) per common share                $          0.00                                                  $        (0.06)
                                                    ===============                                                  ==============
  Weighted average common shares                             13,165                                                          13,165
                                                    ===============                                                  ==============

Net earnings (loss) per common share assuming
 dilution                                           $          0.00                                                  $        (0.06)
                                                    ===============                                                  ==============

Weighted average common shares and equivalents               13,212                                                          13,212
                                                    ===============                                                  ==============

pro forma adjustments:
a) add back net intercompany sales from/to Mitchell Gold eliminated in The Rowe Companies' consolidated totals
b) add back elimination of gross profit on Mitchell Gold product held by Storehouse
c) adjust interest to reflect rate differences on interest paid down compared to interest allocated to Mitchell Gold
d)   tax effect of above adjustments at 38%